UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Avenue, N.W., Suite 450N,		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
6.500% Non-Cumulative Preferred Stock, Series H	AGM.PRH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 5, 2025, the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) declared a quarterly dividend on each of Farmer Mac’s three classes of common stock – Class A Voting Coming Stock, Class B Voting Common Stock and Class C Non-Voting Common Stock (“Common Stock”). The quarterly dividend of $1.50 per share of Common Stock will be payable on December 31, 2025, to holders of record of Farmer Mac’s Common Stock as of December 15, 2025.

The Board also declared a dividend on each of Farmer Mac’s five classes of preferred stock - 5.700% Non- Cumulative Preferred Stock, Series D (“Series D Preferred Stock”), 5.750% Non-Cumulative Preferred Stock, Series E (“Series E Preferred Stock”), 5.250% Non-Cumulative Preferred Stock, Series F (“Series F Preferred Stock”), 4.875% Non-Cumulative Preferred Stock, Series G (“Series G Preferred Stock”), and 6.500% Non-Cumulative Preferred Stock, Series H (“Series H Preferred Stock” and together with the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, the “Preferred Stock”). The quarterly dividend of $ 0.3562500 per share of Series D Preferred Stock, $0.3593750 per share of Series E Preferred Stock, $0.3281250 per share of Series F Preferred Stock, $0.3046875 per share of Series G Preferred Stock, and $0.4062500 per share of Series H Preferred Stock is for the period from but not including October 17, 2025, to and including January 17, 2026. The dividends on the Preferred Stock will be payable on January 17, 2026, to holders of record of those classes of Preferred Stock as of January 2, 2026. Each share of Preferred Stock has a par value and liquidation preference of $25.00 per share.

Information about the dividends declared by the Board on November 5, 2025, is also included in the press release attached to this report as Exhibit 99 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99    Press Release dated November 5, 2025

104    Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Geraldine I. Hayhurst
Name: Geraldine I. Hayhurst
Title: Executive Vice President – Chief Legal Officer

Dated: November 5, 2025